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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 25, 1996, in the Registration Statement Amendment No. 1 (Form S-4 No. 333-34113) and related Prospectus of Stater Bros. Holdings Inc. for the registration of $100,000,000 Senior Subordinated Notes due 2004.


                              /s/ ERNST & YOUNG LLP

                              ERNST & YOUNG LLP

Riverside, California
September 26, 1997